Exhibit 10.11

AMENDMENT NO. 1

This AMENDMENT NO. 1 (this “Amendment No. 1”) is made as of May 2, 2003 among GeoLease Partners, L.P., a Delaware limited partnership (the “Partnership”), the undersigned Guarantors (“Guarantors”) and Geokinetics Inc., a Delaware corporation (the “Company”).  This Amendment No. 1 is made with reference to that Lease Agreement, dated October 1, 1999 as Amended and Restated as of May 2, 2003 among the Company, the Guarantors and the Partnership (collectively, the “Lease Agreement”).  All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Lease Agreement.

WHEREAS, the Company and the Partnership desire to correct the Basic Term currently provided in the Lease Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO LEASE AGREEMENT

1.1                                 Section 6.2 to the Lease Agreement (BASIC RENT) is hereby amended by replacing the first sentence thereof in its entirety with the following:

“Pursuant to the terms of the Restructuring, Lessee hereby agrees to pay Lessor $62,400 per month as basic rent (the “Basic Rent”) for the period beginning May 1, 2002 until the later of the Basic Term Expiration Date or return of all of the Lease Equipment to Lessor pursuant to Section 9.”

1.2                                 Subsection (a) of Section 6.6 to the Lease Agreement (RESTRUCTURING OF OLD EQUIPMENT LEASE) is hereby amended by replacing the subsection in its entirety with the following:

“(a) the accrued lease balance owed by Lessee under the Old Equipment Lease as of April 30, 2002 is hereby reduced from $6,672,530 to (i) a principal amount of $3,700,000 (the “Prior Accrued Balance”), plus (ii) simple interest at 6% per annum accruing on the Prior Accrued Balance beginning on  April 30, 2002, plus (iii) 5,317,803, representing 28% of shares of Common Stock, plus (iv) the Residual Amount, plus (v) an amount in cash equal to $62,400 (inclusive of any applicable taxes) for each calendar month (or portion thereof) from May 1, 2002 through the Effective Date;

1.3                                 Appendix A to the Lease Agreement (DEFINITIONS) is hereby amended by replacing the following definition in its entirety as follows:

“ ‘BASIC TERM EXPIRATION DATE’ shall mean the earliest of (i) April 30, 2004, (ii) a Subsidiary Sale by Lessee or (iii) the declaration of such pursuant to Section 17. “

SECTION 2.                            RATIFICATION OF THE LEASE AGREEMENT

To induce the Partnership to enter into this Amendment No. 1, the Company represents and warrants that, after giving effect to this Amendment No. 1, no violation of the terms of the Lease Agreement exists and all representations and warranties contained in the Lease Agreement are true, correct and complete in all material respects on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date in which case they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 3.                            COUNTERPARTS; EFFECTIVENESS

This Amendment No. 1 may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same instrument.  Signature pages may be detached from counterpart documents and reassembled to form duplicate executed originals.  This Amendment No. 1 shall become effective as of the date hereof upon the execution of the counterparts hereof by the Company and the Partnership.

SECTION 4.                            GOVERNING LAW

THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

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SIGNATURES

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Lease Agreement to be duly executed, all as of the date first written above.

Company:

GEOKINETICS INC.

By	/s/ Thomas J. Concannon
Name:	Thomas J. Concannon
Title:	Vice President

Partnership:

GEOLEASE PARTNERS, L.P.

By:	GEOLEASE GP, INC.,
its general partner

By:	/s/ Douglas Ladden
Name:	Douglas Ladden
Title:	President

Guarantors:

GEOKINETICS PRODUCTION CO., INC.

By:	/s/ Thomas J. Concannon
Name:	Thomas J. Concannon
Title:	Treasurer

GEOPHYSICAL DEVELOPMENT CORPORATION

By:	/s/ Thomas J. Concannon
Name:	Thomas J. Concannon
Title:	Treasurer

QUANTUM GEOPHYSICAL, INC.

By:	/s/ Thomas J. Concannon
Name:	Thomas J. Concannon
Title:	Treasurer